UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2004

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On November 10, 2004, Vista Gold Corp. (the “Company”) issued a press release reporting, among other things, its financial results for the three months and the nine months ended September 30, 2004.  The press release is furnished as Exhibit 99.1 and is attached hereto.

Item 8.01               Other Events.

In its press release dated November 10, 2004, the Company announced the promotion of Howard M. Harlan, R.G., C.P.G., to the position of Vice President, Business Development and the appointment of Warren R.G. Bates, P.Geo., to the position of Chief Geologist.  Mr. Harlan was previously Manager, Corporate Administration with the Company and Mr. Bates was International Exploration Manager.

Item 9.01               Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 99.1            Press Release of Vista Gold Corp. dated November 10, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exhibit 99.1	VISTA GOLD CORP.

Press Release	By:	/s/ Michael B. Richings
Michael B. Richings
President and Chief Executive Officer
Date: November 10, 2004